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As filed with the Securities and Exchange Commission on January 30, 2004

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): January 30, 2004

PLAYTEX PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	1-12620 (Commission File Number)	51-0312772 (IRS Employer Identification No.)

300 NYALA FARMS ROAD WESTPORT, CONNECTICUT (Address of principal executive offices)		06880 (Zip Code)

Registrant's telephone number, including area code: (203) 341-4000

NOT APPLICABLE

(Former name or former address, if changed since last report)

Item 5. Other Events

        On January 30, 2004, Playtex Products, Inc. (the "Company") issued a press release pursuant to Rule 135c under the Securities Act of 1933, as amended (the "Securities Act"), relating to its offering of $450 million of senior secured notes. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7. Financial Statements and Exhibits

Exhibit Number	Title
99.1	Press Release of Playtex Products, Inc., dated January 30, 2004.

Item 9. Regulation FD Disclosure

        Additional information of the Company is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference into this Item.

        The information contained in Item 9 of this Current Report on Form 8-K is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information in Item 9 of this Current Report on Form 8-K report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 12. Results of Operations and Financial Condition

        On January 30, 2004, the Company issued a press release relating to recent developments, including its results of operations for the three and twelve month periods ended December 27, 2003. A copy of the press release is attached as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated by reference into this Item.

        The information contained in Item 12 of this Current Report on Form 8-K is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section. The information in Item 12 of this Current Report on Form 8-K (including the press release) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Forward-Looking Statements

        This Current Report on Form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to analyses and other information that are based on forecasts of future results and estimates of amounts not yet determinable. These statements also relate to our future prospects, developments and business strategies. The statements contained in this Current Report on Form 8-K that are not statements of historical fact may include forward-looking statements that involve a number of risks and uncertainties.

        We have used the words "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "plan," "predict," "project," "will" and similar terms and phrases, including references to assumptions, in this Current Report on Form 8-K to identify forward-looking statements. These forward-looking statements are made based on our management's expectations and beliefs concerning future events affecting us and are subject to uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control, that could cause our actual results to differ materially from those matters expressed in or implied by these

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forward-looking statements. The following factors are among those that may cause actual results to differ materially from our forward-looking statements:

  •
  price and product changes;

  •
  product introductions and promotional activity by competitors;

  •
  the loss or bankruptcy of a significant customer;

  •
  capacity limitations;

  •
  the difficulties of integrating acquisitions;

  •
  raw material and manufacturing costs;

  •
  adverse publicity and product liability claims;

  •
  impact of weather conditions, especially on Sun Care product sales;

  •
  our level of debt and its restrictive covenants;

  •
  interest rate fluctuations;

  •
  future cash flows;

  •
  dependence on key employees; and

  •
  the highly competitive nature of consumer products business.

        You should keep in mind that any forward-looking statement made by us in this Current Report on Form 8-K or elsewhere speaks only as of the date on which we make it. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect us. We have no duty to, and do not intend to, update or revise the forward-looking statements in this Current Report on Form 8-K, except as may be required by law. In light of these risks and uncertainties, you should keep in mind that any forward-looking statement made in this Current Report on Form 8-K or elsewhere might not occur.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: January 30, 2004
PLAYTEX PRODUCTS, INC.
	By:	/s/ GLENN A. FORBES
		Name:	Glenn A. Forbes
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Title
99.1	Press Release of Playtex Products, Inc., dated January 30, 2004.
99.2	Additional information of Playtex Products, Inc.
99.3	Press Release of Playtex Products, Inc., dated January 30, 2004.

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  Item 5. Other Events
  Item 7. Financial Statements and Exhibits
  Item 9. Regulation FD Disclosure
  Item 12. Results of Operations and Financial Condition
SIGNATURES
EXHIBIT INDEX